Exhibit 10.2

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-12456) pertaining to “2000 Stock Option Plan” and in the Registration statements (Form F-3 No. 333-134591 and No. 333-114153) of Elbit Vision Systems Ltd., of our report dated July 8, 2005, with respect to the financial statements of Yuravision Co., Ltd. included in this Annual Report (Form 20-F) of Elbit Vision Systems Ltd. for the year ended December 31, 2006.

/s/ Ernst & Young Han Young
Seoul, Korea
July 11, 2007